EXHIBIT  99.2


                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                          Sarbanes - Oxley Act of 2002

In connection with the Quarterly Report of Semele Group, Inc. ("Semele"), on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Financial and Accounting Officer of the Company, hereby certifies pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)     the Report of Semele filed today fully complies with the requirements of
Section  13(a)  or  15  (d)  of  the  Securities  Exchange  Act  of  1934;  and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Semele.

                    /s/  Rick  Brock
                    ----------------
                    Rick  Brock
                    Chief  Financial  Officer
                    November  26,  2002